Exhibit 10.35

                                    AGREEMENT

This Agreement is dated as of December 31, 1997 and is made by and among Autotote Corporation, a Delaware corporation ("Autotote"), the subsidiaries of Autotote signatories hereto, DLJ Capital Funding, Inc., a Delaware corporation ("DLJ"), and Heller Financial, Inc., a Delaware corporation ("Heller").

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated as of July 28, 1997 among Autotote, the Banks from time to time party thereto and DLJ, as agent (the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), the Banks from time to time party thereto agreed to make certain loans and extend certain other financial accommodations to Autotote;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement of even date herewith among DLJ, as assignor and Heller, as assignee (the "Assignment and Assumption Agreement"), DLJ assigned to Heller and Heller assumed from DLJ, an 80% portion of the Revolving Loan Commitment;

WHEREAS, DLJ wishes to relinquish its agency capacities under the Credit Agreement and the Security Documents and Heller wishes to assume such agency capacities subject to the terms, conditions and agreements set forth herein;

NOW,  THEREFORE,  in  consideration  of the  premises,  and for  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged,  the parties hereto hereby agree as follows:

Agency. Pursuant to the provisions of Section 12.09 of the Credit Agreement, DLJ hereby resigns from the performance of all of its functions and duties as the Agent under the Credit Agreement and the other Credit Documents. Pursuant to the provisions of Section 10.9 of the Security Agreement, DLJ hereby resigns from the performance of all of its functions and duties as the Collateral Agent under the Security Agreement and the other Security Documents. DLJ and Heller hereby appoint Heller as successor Agent under the Credit Agreement and the other Credit Documents, and successor Collateral Agent under the Security Agreement and the other Security Documents. The foregoing resignations and appointments shall be effective concurrently with the execution and delivery of this Agreement by the parties hereto. The parties hereto hereby waive all notice requirements set forth in Section 12.09 of the Credit Agreement and in Section
10.9 of the Security Agreement. Each of Autotote and DLJ shall, and Autotote shall cause each of its Subsidiaries to, execute and deliver and take such other actions as Heller may reasonably request from time to time to facilitate its becoming the successor Agent and the successor Collateral Agent. Autotote and each of its Subsidiaries party hereto acknowledge the change of agents set forth above.

Credit Agreement Schedule. Autotote hereby represents and warrants to Heller that attached hereto as Exhibit A is a true, correct and complete copy of
Schedule XI to the Credit Agreement.

Agency Fees. On the date hereof, and on each anniversary hereof, Autotote will pay to Heller, for its own account, an agency fee of $50,000. For all purposes of the Credit Agreement and the other Credit Documents, such fee will be deemed to be an Obligation.

Delivery of Collateral. DLJ hereby agrees, concurrently with its execution and delivery of this Agreement, to deliver to Heller any and all Collateral in the physical custody of DLJ or any of its agents. DLJ hereby agrees that any such Collateral not delivered to Heller pursuant to the preceding sentence, and any other Collateral, if any, received by DLJ or any of its affiliates after the date hereof shall be held by such Persons in trust for the benefit of Heller, in its capacity as Collateral Agent, and shall be delivered to Heller as soon as reasonably practicable in the form so received, together with any endorsements or assignments necessary to effectively transfer all of rights of DLJ therein to Heller.

Credit Agreement and Credit Document Amendments. The parties hereto hereby agree that the Credit Agreement and the other Credit Documents shall each be amended and otherwise modified as follows, effective immediately: The definition of the term "Swingline Bank" set forth in Section 11.01 of the Credit Agreement shall be amended by substituting the phrase "Heller Financial, Inc." for "DLJ". The address for the Notice Office, the Payment Office and the address for purposes of all notices and other communications to the Agent and/or the Collateral Agent (including without limitation notices delivered pursuant to Section 13.03 of the Credit Agreement, Notices of Borrowing and Letters of Credit Requests) shall be as follows:

Heller Financial, Inc.
500 West Monroe Street
Chicago, Illinois 60661

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

Facsimile No.: 312-441-7367
Attention:  Corporate  Finance Group

or such other office as the Agent or the Collateral Agent, as applicable, may hereafter designate in writing pursuant to the terms of the applicable Credit Documents. Heller and DLJ shall, in good faith, negotiate to determine an equitable shareing of responsibility to pay the out-of-pocket costs and expenses of Heller (including, without limitation, the reasonable fees and disbursements of Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd. and local counsel) in connection with the preparation, execution and delivery of this Agreement and all other agreements, instruments and documents executed in connection herewith.

The term "Business Day" which is set forth in Section 11.01 of the Credit Agreement is hereby amended and restated as follows:

"Business  Day" shall mean (i) for all purposes  other than as covered by clause
(ii) below, any day except Saturday, Sunday and any day which shall be in Chicago, Illinois or the State of Pennsylvania a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notice and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York Interbank Eurodollar market.

The provisions of Section 13.08(a) of the Credit Agreement, and comparable provisions of each of the other Security Documents, are hereby amended to provide that the governing law thereof, except as otherwise provided in certain of the Mortgages, shall be the law of the State of Illinois. To the extent that items of Collateral described in any Security Documents are defined, in part or in whole, by reference to applicable law of the State of New York (including without limitation, the New York UCC), such Security Documents are hereby amended to substitute comparable laws of the State of Illinois for such laws of the State of New York. SUCH PROVISIONS ARE FURTHER AMENDED TO PROVIDE THAT LEGAL ACTIONS OR PROCEEDINGS WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS (IN LIEU OF THE STATE OF NEW YORK) OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS (IN LIEU OF THE SOUTHERN DISTRICT OF NEW YORK). EACH OF AUTOTOTE AND ITS SUBSIDIARIES PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN THE CREDIT AGREEMENT OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THE CREDIT
AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS BROUGHT IN THE COURTS OF THE UNITED STATES OR ILLINOIS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEDGE OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

The clause reading "the Agent, upon the written request of the Required Banks, shall" set forth in the carryover paragraph immediately following subsection
10.10 of the Credit Agreement is hereby amended to read: "the Agent may, and upon the written request of the Required Banks, shall".

The clause reading "after publication of notice of such auction not less than 10 days' prior thereto in two newspapers in general circulation in the City of New York" set forth in Section 7.2 of the Security Agreement is hereby amended to read: " after publication of notice of such auction not less than 10 days' prior thereto in two newspapers in general circulation in the City of New York, to the extent required by applicable law, or such other city, to the extent required by applicable law."

Heller, as a Bank and as the successor Agent shall be entitled to rely upon the Officer's Solvency Certificate dated July 28, 1997, which was delivered by Autotote.

The first sentence of Section 3.3 of the Pledge Agreement is hereby amended to read as follow:

"Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, each Pledgor will take any and all actions required or requested by Pledgee, from time to time, to (a) cause Pledgee to obtain exclusive "Control" (as defined in the Illinois UCC) of any "Securities" (as defined in the Illinois
UCC) owned by such Pledgor in a manner acceptable to Pledgee and (b) obtain from any issuers of such Securities and such other Persons, for the benefit of Pledgee, written confirmation of Pledgee's Control over such Securities. For purposes of this Section 3.3, Pledgee shall have exclusive Control of Securities if (i) such Securities are certificated Securities and the applicable Pledgor "Delivers" (as defined in the Illinois UCC) such certificated Securities to Pledgee (with appropriate endorsements if such certificated securities are in registered form); and (ii) such Securities are uncertificated Securities and either (x) the applicable Pledgor Delivers such uncertificated Securities to Pledgee or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to Pledgee, that it will comply with instructions originated by Pledgee without further consent by the applicable Pledgor."

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

On or before May 31, 1998, Autotote and each of its Subsidiaries party hereto will execute and deliver such bank agency agreements and other agreements, instruments and documents, and cause each of the principal banks with which it maintains banking relationships to execute and deliver a bank agency agreement and such other agreements, instruments and documents as the Collateral Agent may reasonably request, to permit the Collateral Agent, following the occurrence of an Event of Default, to obtain control of all bank accounts maintained by such banks for the benefit of Autotote and each of its Subsidiaries party hereto. The failure of Autotote or any of its Subsidiaries party hereto to comply with the provisions of the preceding sentence shall constitute an Event of Default. Autotote and each of its Subsidiaries acknowledge and agree with the following disclosures mandated by Illinois law:

"Unless Autotote and its Subsidiaries provide Collateral Agent with evidence of the insurance coverage required by the Credit Documents, Collateral Agent may purchase insurance at the expense of Autotote and its Subsidiaries to protect Collateral Agent's interests in the Collateral. This insurance may, but need not, protect the interests of Autotote and its Subsidiaries. The coverage that Collateral Agent purchases may not pay any claim that Autotote or any of its Subsidiaries may make or any claim that is made against Autotote or any of its Subsidiaries in connection with the Collateral. Autotote and its Subsidiaries may later cancel any insurance purchased by Collateral Agent, but only after providing Collateral Agent with evidence that Autotote and its Subsidiaries have obtained insurance as required by the Credit Documents. If Collateral Agent purchases insurance for the Collateral, Autotote and its Subsidiaries will be responsible for the costs of that insurance, including interest and any other charges that may be imposed in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Loans. The costs of the insurance may be more than the cost of insurance Autotote and its Subsidiaries may be able to obtain on their own."

Heller hereby acknowledges that the insurance coverage maintained by Autotote and each of its Subsidiaries, as of the date hereof, is adequate, as of the date hereof, to satisfy the requirements set forth in the Credit Agreement. EACH OF AUTOTOTE AND EACH SUBSIDIARY OF AUTOTOTE A SIGNATORY HERETO HEREBY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY AUTOTOTE OR ANY SUCH SUBSIDIARY WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY PROCEEDINGS ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENTS IN ANY COURT LOCATED IN CHICAGO, ILLINOIS, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY AUTOTOTE AND EACH SUCH SUBSIDIARY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO
AUTOTOTE AND/OR ANY APPLICABLE SUBSIDIARIES OF AUTOTOTE AT THE ADDRESSES PROVIDED IN THE CREDIT DOCUMENTS, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY AUTOTOTE AND ITS SUBSIDIARIES REFUSES TO ACCEPT SERVICE, EACH OF AUTOTOTE AND EACH OF ITS SUBSIDIARIES HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANOTHER MANNER PERMITTED BY LAW.

The definitions of the terms "Guaranteed Obligations", "Maturity Date" and "Signing Bank" are deleted from Section 11.01 of the Credit Agreement, as such defined terms are not used anywhere else within the Credit Agreement.

Post-Closing Items. To induce Heller to execute and deliver this Agreement, Heller has requested a variety of information and documentation which it has not yet received. Heller is willing to execute and deliver this Agreement with the understanding that each of the following materials shall be delivered to Heller on or before February 13, 1998:

With respect to each of the Intercompany Notes pledged to Collateral Agent, Autotote or its applicable Subsidiary will endorse, in form and substance satsifactory to Heller, each such Intercompany Note to Heller, in its capacity as Collateral Agent.

Autotote shall deliver an opinion of the law firm of Tobin, Carberry, et al., or another Connecticut law firm reasonably satisfactory to Heller, regarding such matters of Connecticut law as Heller may reasonably request. Heller's requests can be found in a letter of December 2, 1997 from Joel F. Brown of the law firm of Goldberg, Kohn, et al. to Elizabeth O'Connor of the law firm of Kramer, Levin, et al.

Autotote shall demonstrate, to the satisfaction of Heller that each Intercompany Note executed in favor of a Foreign Subsidiary properly incorporates the subordination provisions which appear as Exhibit M to the Credit Agreement. Autotote shall provide Heller with evidence that the federal tax lien filed against Marvin H. Sugarman Productions, Inc. in April of 1996 has been released.

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

Autotote shall demonstrate, to the reasonable satisfaction of Heller, that each stock certificate of Autotote's Subsidiaries was properly issued to the appropriate shareholder. Specifically, Autotote shall address the concerns raised in the letter of November 21, 1997 from David M. Mason of the law firm of Goldberg, Kohn et al. to Elizabeth O'Connor of the law firm of Kramer, Levin, et al. The failure by Autotote to deliver any of the foregoing on a timely basis will constitute an Event of Default.

Further Assurances. Each of DLJ, Autotote and the subsidiaries of Autotote signatories hereto hereby agrees that it will execute and deliver such agreements, instruments and documents, and take such actions, as Heller may reasonably request to carry out the provisions of this Agreement, including without limitation, the relinquishment by DLJ of its agency capacities under the Credit Agreement and the Security Documents and the assumption by Heller of such agency capacities.

Miscellaneous.

Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Successors and Assigns. This Agreement shall be binding upon Agent, Autotote and Lenders and their respective successors and assigns, and shall inure to the sole benefit of Agent, Autotote and Lenders and the successors and assigns of Agent, Autotote and Lenders.

Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such
counterparts  shall  together   constitute  but  one  and  the  same  Agreement.

References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by certain promissory notes and secured by the Collateral. The Credit Agreement and other Credit Documents as amended hereby remain in full force and effect.

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


     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the day and date first written above.

                                         HELLER FINANCIAL, INC.

                                         By:________________________________
                                         Its:_______________________________


                                         DLJ CAPITAL FUNDING, INC.

                                         By:________________________________
                                         Its:_______________________________


                                         AUTOTOTE CORPORATION

                                         By:________________________________
                                         Its:_______________________________


                                         AUTOTOTE SYSTEMS, INC.
                                         AUTOTOTE LOTTERY CORPORATION
                                         AUTOTOTE ENTERPRISES, INC.
                                         AUTOTOTE KENO CORPORATION
                                         NEWARK HOLDINGS, INC.
                                         AUTOTOTE INTERNATIONAL, INC.
                                         AUTOTOTE MANAGEMENT CORPORATION
                                         AUTOTOTE MEXICO, LTD.
                                         AUTOTOTE COMMUNICATION SERVICES, INC.
                                         RACING TECHNOLOGY, INC.
                                         MARVIN H. SUGARMAN PRODUCTIONS, INC.


                                         Each By:_____________________________
                                         Its:_________________________________



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